SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 1, 2002
                                 Date of report
                        (Date of earliest event reported)


                            ZEVEX INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     001-12965                87-0462807
    -----------------------          ---------------          ---------------
   (State of Incorporation)            (Commission           (I.R.S.Employer
                                       File Number)          Identification No.)


                              4314 Zevex Park Lane,
                           Salt Lake City, Utah 84123
                    (Address of Principal Executive Offices)


         Issuer's Telephone Number, Including Area Code: (801) 264-1001
                                 --------------


                                      None
          (Former Name of Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)      Exhibits

No.      Description

99.1 Presentation of materials by the Chief Executive Officer at the Annual Shareholder Meeting held July 30, 2002 and to be used from time to time thereafter.


Item 9. Regulation FD Disclosure

On July 30, 2002, at the Company's Annual Meeting the Chief Executive Officer gave a presentation to the shareholder of the Company. A copy of the presentation materials that were used at the meeting and which are to be used from time to time thereafter is filed as Exhibit 99.1 hereto.


                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 1st day of August, 2002.




                                       By: /s/ David J McNally
                                          --------------------------------------
                                          David J McNally
                                          Chief Executive Officer


EXHIBIT INDEX

      EXHIBIT
      NUMBER      DESCRIPTION
      -------     -----------
      99.1        Presentation of materials by the Chief Executive Officer at the Annual Shareholder Meeting held July 30, 2002 and to be used from time to time thereafter.

Slide 1
Annual Report Cover
Father holding baby

Slide 2
Forward Looking Information
The attached presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1993, as amended, and are subject to the Safe Harbor provisions created by such statutes. Such statements include statements about ZEVEX' plans, intentions and strategies, including ZEVEX' expectations about development of new products. Such statements are not guarantees of the future performance of ZEVEX. They are based on ZEVEX' current expectations, forecasts and assumptions resulting from information currently available to ZEVEX. These forward-looking statements involve risks and uncertainties that could cause actual outcomes and results to differ materially from the results and expectations described. With regard to the development of new products, ZEVEX may experience unexpected technical difficulties with designing or manufacturing new products or in producing such products that ultimately prove to be competitive in the marketplace. In addition to the foregoing, the economic, competitive, governmental, technological and other factors identified in the Company's filings with the Securities and Exchange Commission, including the Form 10-K for the year ended December 31, 2001, may cause actual results or events to differ materially from those described in the forward looking statements in the attached presentation. ZEVEX disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Slide 3
DIVISIONS
Therapeutics
Applied Technology
Physical Evaluation

Slide 4
THERAPEUTICS
Picture of EnteraLite Ambulatory Enteral Feeding Pump

Slide 5
APPLIED TECHNOLOGY
Ultrasonic Sensors (Picture)
Defibrillators (Picture)
Optoelectronic Components (Picture)
Ultrasonic Handpieces for Soft Tissue Aspiration (Picture)
Surgical Systems (Picture)

Slide 6
PHYSICAL EVALUATION
o        Muscle strength
o        Range of motion
Hand held physical evaluation products (Picture) Doctor using physical evaluation software on patient (Picture)


Slide 7
U.S. MARKET SIZES
o        Enteral Nutrition Delivery: $400 million
o        (sources: Frost & Sullivan, Theta Corp.)
o        Physical Evaluation: $500 million
o        (source: ZEVEX estimates)
o        Medical Contract Manufact.: >$1 billion
o        (source: ZEVEX estimates)


Slide 8
TOTAL REVENUE
--------------------- ------------ ------------ ----------- ------------ ------------ ----------- -----------
                      3Q `00       4Q `00       1Q `01      2Q `01       3Q `01       4Q `01      1Q `02
--------------------- ------------ ------------ ----------- ------------ ------------ ----------- -----------
--------------------- ------------ ------------ ----------- ------------ ------------ ----------- -----------
Applied Technology    3061498      3086241      2220638     2811516      3058085      3383415     2577940
--------------------- ------------ ------------ ----------- ------------ ------------ ----------- -----------
--------------------- ------------ ------------ ----------- ------------ ------------ ----------- -----------
Therapeutics          3641670      4224795      3702615     3452330      2787833      3066535     2635534

--------------------- ------------ ------------ ----------- ------------ ------------ ----------- -----------
--------------------- ------------ ------------ ----------- ------------ ------------ ----------- -----------
Physical Evaluation   618297       633801       768370      1001153      733186       1250803     882178
--------------------- ------------ ------------ ----------- ------------ ------------ ----------- -----------

Slide 9
APPLIED TECHNOLOGY OEM REVENUE
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                   3Q '00       4Q'00        1Q '01       2Q '01       3Q '01       4Q '01       1Q '02
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Applied            3061498      3086241      2220638      2811516      3058085      3383415      2577940
Technology
------------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------


Slide 10
APPLIED TECHNOLOGY: HANDPIECE REVENUE
o        Orders from largest customer increasing, following spin-off from parent
o Largest global ophthalmic trade show is historically followed by increase in 4th quarter sales o ZEVEX completing the development of three new surgical handpiece products for customers, followed by production

Slide 11
APPLIED TECHNOLOGY: SENSORS REVENUE
o     Sensors demand growing in ultrasound and optoelectronics
      --------------------------------------------------------
o Optoelectronics Technical Director (Ph.D.) recruited, manufacturing has been moved to Salt Lake City facility
      -----------------------------------------------------------------------
o     ZEVEX is qualifying for a major new optoelectronic sensor program
      -----------------------------------------------------------------
o     New ultrasonic sensors contracts under way
      ------------------------------------------



Slide 12
APPLIED TECHNOLOGY: SYSTEMS REVENUE
o Computer-assisted surgical system now in manufacturing phase o Major new time and materials development program for mobile organ perfusion system has begun o Completing development of ultrasonically-assisted suturing instrument



Slide 13
APPLIED TECHNOLOGY PIPELINE
o ZEVEX continuing to sponsor leading emerging medical technology conferences o ZEVEX has established an Applied Technology Advisory Board, comprised of industry and technology leaders o Battelle relationship taps into strongest R&D capability in the medical device industry

Slide 14
BATTELLE
o        Founded 1923 by Gordon Battelle
o        A charitable trust
o        Annual revenues $2 billion
o        Manages four DOE facilities:
o        Oak Ridge National Laboratory
o        National Renewable Energy Laboratory
o        Pacific Northwest National Laboratory
o        Brookhaven National Laboratory

Slide 15
Conceives, develops, and creates innovative products and solutions for the healthcare industry with a focus on diagnostic and drug delivery systems and therapeutics. o 170 Biomedical, engineering and product development experts o 75,000 sq. foot purpose-built product development facility o Product development group is ISO 9001 certified with experience developing Class I,II, and III medical devices

Slide 16
THERAPEUTICS REVENUE
---------------------- ------------ ----------- ------------ ----------- ------------ ----------- -----------
                       3Q '00       4Q '00      1Q '01       2Q '01      3Q '00       4Q '00      1Q '02
---------------------- ------------ ----------- ------------ ----------- ------------ ----------- -----------
---------------------- ------------ ----------- ------------ ----------- ------------ ----------- -----------
Therapeutics           3641670      4224795     3702615      3452330     2787833      3066535     2635534
---------------------- ------------ ----------- ------------ ----------- ------------ ----------- -----------



Slide 17
THERAPEUTICS:
U.S. EnteraLite(R)REVENUE
o First quarter of 2002 was record sales quarter for EnteraLite o Demand remains strong for our premium product at the patient and clinician levels o Continuing to secure contracts with hospital groups and group purchasing organizations
o Focusing sales force on implementation of EnteraLite(R) on contracts, working with GPO compliance teams, case managers and service providers

Slide 18
THERAPEUTICS: INTERNATIONAL REVENUE
o Stationary pump manufacturing has resumed for private-label European customer
o EnteraLite(R) distributor in U.K. & The Netherlands placed first order last week o Negotiating with distributors for EnteraLite(R) distribution in other territories



Slide 19
THERAPEUTICS:
STATIONARY PUMP REVENUE
o        Focusing sales efforts on distributors
o        Tracking disposable set usage contract compliance by facility
o Offering customers, distributors and sales force incentive programs to increase disposable set purchases o Utilizing 40 independent dietitians and nurses on contract to complement efforts of sales force

Slide 20
PHYSICAL EVALUATION REVENUE
---------------- ------------- ------------ ------------ ------------- ------------ ------------ ------------
                 3Q '00        4Q  '00      1Q '01       2Q '01        3Q '01       4Q '01       1Q '02
---------------- ------------- ------------ ------------ ------------- ------------ ------------ ------------
---------------- ------------- ------------ ------------ ------------- ------------ ------------ ------------
Physical         618297        633801       768370       1001153       733186       1250803      882178
Evaluation
---------------- ------------- ------------ ------------ ------------- ------------ ------------ ------------


Slide 21
PHYSICAL EVALUATION REVENUE
o        Expanding sales force, reorganizing territories
o        Developing inside sales group
o        Telemarketing sales are increasing
o        Developing dealer network for physical therapy market
o New board member participating in business development special assignment
o        International sales expansion


Slide 22
PHYSICAL EVALUATION DOMESTIC SALES TERRITORIES
Map of United States (Divided o     West)
o        Mountain West
o        Central
o        Southwest
o        Southeast
o        Northeast


Slide 23
PHYS. EVAL. INTERNATIONAL SALES
Global View of Accounts (Map of the World)


Slide 24
MANAGEMENT FOCUS
                   o Strategy for building shareholder value
                     ---------------------------------------
                                    o Sales
                                      -----
                             o New product pipeline
                              --------------------
                               o Business metrics
                                ----------------
o        Product quality
         ---------------
o        Margins by product
         ------------------
        |X|      Cost of goods reduction
        |X|      Manufacturing efficiency
o        Inventory reduction
         -------------------
o        Accounts receivable management
         ------------------------------
o        Reducing debt
         -------------
                           o Building the right team
                             -----------------------
o        Recruiting talent
         -----------------
o        Training and employee development
         ---------------------------------
o        Right-sizing the company
         ------------------------

Slide 25
TOTAL DEBT
------------------------------------- ----------------------------------- -----------------------------------------
Year-end 2000                         Year-end 2001                       Quarter-end March 2002
------------------------------------- ----------------------------------- -----------------------------------------
------------------------------------- ----------------------------------- -----------------------------------------
17600000                              12600000                            10800000
------------------------------------- ----------------------------------- -----------------------------------------

Slide 26
INVENTORIES
------------------------------------- ----------------------------------- -----------------------------------------
Year-end 2000                         Year-end 2001                       Quarter-end March 2002
------------------------------------- ----------------------------------- -----------------------------------------
------------------------------------- ----------------------------------- -----------------------------------------
9700000                               7300000                             6700000
------------------------------------- ----------------------------------- -----------------------------------------

Slide 27
ACCOUNTS RECEVIABLE
------------------------------------- ----------------------------------- -----------------------------------------
Year-end 2000                         Year-end 2001                       Quarter-end March 2002
------------------------------------- ----------------------------------- -----------------------------------------
------------------------------------- ----------------------------------- -----------------------------------------
7500000                               5700000                             4700000
------------------------------------- ----------------------------------- -----------------------------------------

Slide 28
DAYS SALES IN A/R
------------------------------------- ----------------------------------- -----------------------------------
Year-end 1999                         Year-end 2000                       Year-end 2001
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
91.4                                  91.5                                74.3
------------------------------------- ----------------------------------- -----------------------------------

Slide 29
CASH FLOW FROM OPERATIONS
------------------------------------- ----------------------------------- -----------------------------------
Year 2000                             Year 2001                           First Quarter 2002
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
-3000000                              4600000                             1200000
------------------------------------- ----------------------------------- -----------------------------------

Slide 30
REVENUE PER EMPLOYEE
---------------------------- -------------------------- --------------------------
1999                         2000                       2001
---------------------------- -------------------------- --------------------------
---------------------------- -------------------------- --------------------------
129000                       149000                     187000
---------------------------- -------------------------- --------------------------


Slide 31
PRODUCT PIPELINE
o        Intellectual property portfolio:
o        14 U.S. and international patents issued
o        9 patents pending in proprietary product technologies
o        R & D:
o Major proprietary product launches planned for next year o Investing in proprietary component technologies for OEM supplier business

 Slide 32 Annual
Report Cover Father holding baby